SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund III

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROXY TABULATOR

P.O. BOX 9132

HINGHAM, MA 02043-9132

INSURANCE NAME PRINTS HERE

FUND NAME PRINTS HERE

PROXY SOLICITED BY THE TRUSTEES

VARIABLE INSURANCE PRODUCTS FUND III

The undersigned, revoking previous proxies, hereby instructs the above-referenced Insurance Company ("the Company"), to vote all shares of the above-referenced Fund ("the Fund"), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of Shareholders of persons having a voting interest in Variable Insurance Products Fund III ("the Fund"), to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on November 13, 2002, at 10:45 a.m. and at any adjournments thereof. The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Date _____________________________ , 2002

Please sign, date, and return this voting instruction

card in the enclosed envelope.

_______________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Card.

When signing in a fiduciary capacity, such as executor,

administrator, trustee, attorney, guardian, etc., please so indicate.

Corporate and partnership proxies should be signed by an

authorized person indicating the person's title.

VIP III - VIC

Please fold and detach card at perforation before mailing

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE CARD SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

FOR AGAINST ABSTAIN

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect the thirteen nominees specified below as Trustees:

(01) J. Michael Cook

(02) Ralph F. Cox

(03) Phyllis Burke Davis

(04) Robert M. Gates

(05) Abigail P. Johnson

(06) Edward C. Johnson 3d

(07) Donald J. Kirk

(08) Marie L. Knowles

(09) Ned C. Lautenbach

(10) Peter S. Lynch

(11) Marvin L. Mann

(12) William O. McCoy

(13) William S. Stavropoulos

FOR all nominees listed (except

as marked to the contrary at left)

WITHHOLD authority to

vote for all nominees

________________________________________________________________________________

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

FOR AGAINST ABSTAIN

4. To eliminate a fundamental investment policy of Growth Opportunities Portfolio.

5. To amend the fund's fundamental investment limitation concerning borrowing for Balanced Portfolio, Growth Opportunities Portfolio and Mid Cap Portfolio.

6. To amend the fund's fundamental investment limitation concerning lending for

Growth & Income Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth Opportunities Portfolio and Mid Cap Portfolio.

VGOP-PXC-0902

VIP III - VIC

I M P O R T A N T

(Photograph of Edward C. Johnson 3d.)

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Variable Insurance Products Fund III:

Aggressive Growth Portfolio

Balanced Portfolio

Dynamic Capital Appreciation Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Mid Cap Portfolio

Value Strategies Portfolio

Dear Shareholder or Contract Holder:

I am writing to let you know that a special meeting of shareholders of VIP III: Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio and Value Strategies Portfolio will be held on November 13, 2002. The purpose of the meeting is to vote on several important proposals that affect your funds. As a contract holder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s). Please vote and return your card(s) promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders of the VIP Portfolios. The Trustees believe these proposals are in the best interest of shareholders, and recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please contact your insurance company. They'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3rd

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed Proxy Statement. Below is a brief overview of the proposals found in the Proxy Statement that are to be voted on at the special shareholder meeting on November 13, 2002. If you have any questions regarding the proposals please call your insurance company.

Why are we being asked to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust? (Proposal 1)

The Trustees are seeking to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. The Board of Trustees has concluded that continuing the effectiveness of the amendment is in the best interests of the trust's shareholders.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 2)

The new Declaration of Trust is a more modern form of the trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility and, subject to the applicable requirements of Federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. In addition, the new Declaration of Trust modifies the current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve to fourteen members. The increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity Funds and to expand the level of the Board's expertise. Adoption of the new Declaration of Trust will not alter the Trustees existing fiduciary obligations to act in the best interest of the shareholders. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. Please review the Proxy Statement for specific details.

Why do we need to elect a Board of Trustees? (Proposal 3)

At any time at least two-thirds of the trustees must be elected by the shareholders. In addition, the Trustees have determined that the Board of Trustees should be expanded from twelve to fourteen members and have fixed the number of Trustees at fourteen. The increase in the size of the Board of Trustees is subject to shareholder approval of the amended and restated Declaration of Trust.

Why do we need to eliminate a fundamental investment policy of Growth Opportunities Portfolio? (Proposal 4)

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a change to the fundamental investment policy regarding investing primarily in common stocks and securities convertible into common stocks. Please review the Proxy Statement for more details.

Why do we need to amend the fundamental investment limitation concerning borrowing for Balanced Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio? (Proposal 5)

The primary purpose of the proposal is to revise the Portfolios' fundamental borrowing limitation to conform to a limitation that is expected to become standard for all non-money market funds managed by FMR. The fundamental limitation would clarify one point, that the funds only use reverse repurchase agreements for temporary or emergency borrowing. Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the Portfolios are managed. Please review the Proxy Statement for more details.

Why do we need to amend the fundamental investment limitation concerning lending for Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio? (Proposal 6)

The primary purpose of the proposal is to revise the Portfolios' fundamental lending limitation to conform to a limitation that is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

How do I vote my shares?

You can vote your shares by completing and signing each enclosed proxy card or voting instruction form, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please contact your insurance company representative.

How do I sign the proxy card or voting instruction form?

Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign,"Ann B. Collins, Trustee."

How many votes must be received to approve these proposals?

For all proposals a majority of the outstanding voting securities of the trust or appropriate fund, as applicable, must submit affirmative votes for the proposal to be approved.(Fidelity Investment logo)(registered trademark)